Sub-Item 77Q1: Exhibits


(a) Copies of any material amendments to the registrant's charter or by-laws


Amended and Restated Schedule A to Amended and Restated Agreement and Declaration of Trust of FundVantage Trust (the "Trust") was previously filed with the Securities and Exchange Commission ("SEC") as exhibit 28(a)(iii) to Post-Effective Amendment No. 133 to the Trust's Registration Statement on Form N-1A ("Registration Statement") filed with the SEC on July 1, 2016 (SEC Accession No. 0001104659-16-130765) and incorporated herein by reference.


Amended and Restated Schedule A to Amended and Restated Agreement and Declaration of Trust of FundVantage Trust (the "Trust") was previously filed with the SEC as exhibit 28(a)(iii) to Post-Effective Amendment No. 142 to the Trust's Registration Statement filed with the SEC on October 14, 2016 (SEC Accession No. 0001104659-16-150310) and incorporated herein by reference.



(e) Copies of any new or amended registrant investment advisory contracts


Form of Investment Advisory Agreement with TOBAM was previously filed with the SEC as exhibit 28(d)(iv) to Post-Effective Amendment No. 133 to the Trust's Registration Statement filed with the SEC on July 1, 2016 (SEC Accession No. 0001104659-16-130765) and incorporated herein by reference.


Interim Investment Advisory Agreement with CCM Partners LP, D/B/A Shelton Capital Management was previously filed with the SEC as exhibit 28(d)(xiii) to Post-Effective Amendment No. 138 to the Trust's Registration Statement filed with the SEC on August 29, 2016 (SEC Accession No. 0001104659-16-141959) and
incorporated herein by reference.


Form of Amended and Restated Schedules A and B to the Investment Advisory Agreement with Polen Capital Management, LLC was previously filed with the SEC as exhibit 28(d)(x)(C) to Post-Effective Amendment 142 to the Trust's Registration Statement filed with the SEC on October 14, 2016 (SEC Accession No. 0001104659-16-150310) and incorporated herein by reference.


Investment Advisory Agreement with Cutwater Investor Services Corporation d/b/a Insight Investment was previously filed with the SEC as exhibit 28(d)(xiv) to Post-Effective Amendment 142 to the Trust's Registration Statement filed with the SEC on October 14, 2016 (SEC Accession No. 0001104659-16-150310) and
incorporated herein by reference.


Interim Investment Advisory Agreement with Equity Investment
Corporation was previously filed with the SEC as exhibit
28(d)(xv) to Post-Effective Amendment 142 to the Trust's
Registration Statement filed with the SEC on October 14, 2016
(SEC Accession No. 0001104659-16-150310) and incorporated herein by reference.